SECURITIES AND EXCHANGE COMMISSION
		     Washington, D.C.  20549



			   FORM 8-K/A

			 CURRENT REPORT


			 Amendment No. 1

	     Pursuant to Section 13 or 15(d) of the
	       Securities and Exchange Act of 1934



			July 3, 1996
- - -----------------------------------------------------------------
	Date of Report (Date of earliest event reported)


		 AMERICAN RESOURCES OF DELAWARE, INC.
- - -----------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)


			     Delaware
- - -----------------------------------------------------------------
	 (State or other jurisdiction of incorporation)


	 0-21472                               86-0713506
- - -----------------------------------------------------------------
(Commission File Number)                     (IRS Employer
					   Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                          40383
- - -----------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)


			  (606)873-5455
- - -----------------------------------------------------------------
      (Registrant's Telephone Number, including Area Code)


			  Not Applicable
- - -----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

	  Purchase of Assets of AKS:
	  -------------------------

	  On July 3, 1996, the Registrant acquired oil and gas properties, equipment and pipelines from Century Offshore Management Corporation ("Century"). The purchase was previously reported by the Registrant on Form 8-K which was filed on July 18, 1996. The purpose of this Form 8-K/A is to provide the financial information required by Item 7 of Form 8-K and to amend portions of Item 2 which referenced the acquisition by the Registrant of properties from Century located onshore and offshore Louisiana.

	  In the 8-K filed on July 18,1996, the Registrant disclosed its acquisition of undeveloped properties from Century located onshore Louisiana for the consideration of $3,884,000 in cash and the issuance of 1,500,000 shares of restricted common stock in the Registrant. This transaction was memorialized in the Asset Purchase Agreement (the "Saltdome Agreement") which was attached to the 8-K as Exhibit "B". Subsequently, the parties elected to terminate the Saltdome Agreement, thereby relieving the Registrant of the requirment of issuing to Century the above referenced restricted common stock. The Saltdome Agreement contemplated the Registrant acquiring an undivided interest of 10.5% in the White Castle, 28% in the Bayou Bouillon and 25% in the Plumb Bob salt domes. As a part of the termination of the Saltdome Agreement the Registrant and Century entered into a Capitalization Agreement and Termination of Purchase and Sale Agreement (the "Capitalization Agreement") which provides for the Registrant to acquire, for the payment of $3,884,000 in cash, 9.45% in the White Castle, 6.15% in the Bayou Bouillon and 5.59% in the Plumb Bob salt domes. A copy of said Capitalization Agreement is attached hereto as Exhibit "A" and incorporated herein by reference.

	  The Registrant and Century also amended the Asset Purchase Agreement (the "South Timbalier Agreement") dated July 3, 1996, attached as Exhibit "A" to the 8-K, which provided for the acquisition of a portion of Century's interest in the South Timbalier 148 property. The Amendment to South Timbalier Agreement (attached hereto as Exhibit "B" and incorporated herein by reference) did not amend the original terms as it pertains to the property acquired or consideration paid. The Registrant and Century did amend the South Timbalier Purchase and Sale Agreement as follows:

	  (i) Section 1.03(b) was amended to identify the payments due Century as installment payments and the dates of those payments were extended from August 15, 1996 until August 31, 1996 and September 30, 1996.

          (ii) Section 1.03(d) was amended to extend the time to make full payment of Permitted Liens from July 31, 1996 to September 30, 1996 for three lien holders and the balance of the lien holders are to be paid by November 15, 1996.

	  (iii) Section 1.03(e) was amended to delete references to Century's granting to the Registrant a first priority mortgage in the Saltdome Assets as security for a loan. Century granted the Registrant the right to convert the loan to a working interest in certain salt dome projects.

	  (iv) Section 1.10 was amended to add language allowing additional value to be given to Century in the event the Registrant would elect to merge with Century.

     As of the filing date for this 8-K/A, the Registrant has not yet paid Century the August 31, 1996 installment. If the Registrant elects to issue stock for the installment payments, Century will receive approximately 666,666 shares of restricted common stock per installment payment.


Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
	    Applicable.

Item 5.   Other Events.  Not Applicable.

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

	  (a)  Financial Statements of Businesses Acquired.

	       The audited Statements of Revenues and Direct
Operating Expenses of the Century properties for each of the years in the two-year period ended December 31, 1995, are presented with accompanying notes.

	  (b)  Pro Forma Financial Information.

	       The Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 1996, is presented assuming that the purchase of certain oil and gas properties, equipment, and assumed lien obligations from Century occurred on June 30, 1996.
The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 and the six-month interim period ended June 30, 1996, are presented assuming that the purchase of certain oil and gas properties, equipment and assumed lien obligations from Century occurred on January 1, 1995. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995, also assumes the previously reported purchase in early 1996 of certain properties of Arakis occurred on January 1, 1995. The Unaudited
Pro Forma Financial Statements have been prepared based on the historical financial statements as of the same date or for the same period as indicated and are not necessarily indicative of the results which would have been obtained had the acquisitions taken place on such dates.

	  (c)  Exhibits.

	       Exhibit "A"--  Capitalization Agreement and
			      Termination of Purchase and Sale
			      Agreement by and between Southern
			      Gas Co. of Delaware, Inc., American
			      Resources of Delaware, Inc. and
			      Century Offshore Management
			      Corporation dated August 31, 1996.

	       Exhibit "B"--  Amendment to South Timbalier
			      Purchase and Sale Agreement by and
			      between Southern Gas Co. of
			      Delaware, Inc., American Resources
			      of Delaware, Inc. and Century
			      Offshore Management Corporation
			      dated August 31, 1996.

                  Independent Auditors' Report
		  ----------------------------


To the Board of Directors
American Resources of Delaware, Inc.:


We have audited the accompanying statements of revenues and direct operating expenses of the Century Properties purchased by American Resources of Delaware, Inc. for each of the years in the two-year period ended December 31, 1995. These statements of revenues and direct operating expenses are the responsibility of the property owner's management. Our responsibility is to express an opinion on these statements of revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct operating expenses. We believe that our audits of the statements of revenues and direct operating expenses provide a reasonable basis for our opinion.

The accompanying statements were prepared as described in note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (SEC) for inclusion in certain SEC regulatory reports and filings and are not intended to be a complete financial presentation.

In our opinion, the accompanying statements of revenues and direct operating expenses present fairly, in all material respects, the revenues and direct operating expenses of the Century Properties purchased by American Resources of Delaware, Inc. for each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.




Houston, Texas
September 16, 1996

               THE CENTURY PROPERTIES PURCHASED BY
	      AMERICAN RESOURCES OF DELAWARE, INC.

		   Statements of Revenues and
		    Direct Operating Expenses

	     Years ended December 31, 1995 and 1994
	and the six-months ended June 30, 1996 and 1995

			    June 30,   June 30,     December 31,
			    --------   --------   ----------------
			      1996       1995      1995      1994
			      ----       ----      ----      ----
				(unaudited)

Revenues                    $ 854,821  245,202    477,223    361,725

Direct operating expenses     370,399   39,292     84,253     65,469
			    ---------  -------    -------    -------

Revenues in excess of direct
  operating expenses        $ 484,422  205,910    392,970    296,256
			    =========  =======    =======    =======

See accompanying notes to the Statements of Revenues and Direct
Operating Expenses.

               THE CENTURY PROPERTIES PURCHASED BY
	      AMERICAN RESOURCES OF DELAWARE, INC.

  NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying statements present the revenues and direct operating expenses of the working interests in certain oil and gas properties purchased by American Resources of Delaware, Inc. (ARI) from Century Offshore Management Corporation during July 1996 for approximately $15.6 million in cash, stock of ARI, forgiveness of debt and assumption of certain liens. The Century Properties in the South Timbalier 148 Field are located in the state of Louisiana and include producing properties and certain unproved properties.

     In the opinion of management, the accompanying unaudited statements shown contain all adjustments, consisting only of those of a normal recurring nature, necessary to present fairly the Company's revenues and direct operating expenses for the six-months ended June 30, 1996 and 1995. These results are not indicative of the results to be expected for the full fiscal years.

     The statements of oil and gas revenues and direct lease operating expenses include only the oil and gas revenues and direct lease operating expenses attributable to the Century Properties and are not intended to be a complete set of financial statements. Oil and gas revenues and direct lease operating expenses included herein are not necessarily representative of future operations. Additionally, the financial statements do not include depreciation, depletion and amortization, general and administrative expenses, interest expense, or federal and state income taxes.

     REVENUE RECOGNITION

     The sales method is used for accounting for gas revenues.

(2)  SUPPLEMENTAL DISCLOSURES OF SELECTED EXPENDITURES
     (UNAUDITED)

     Total exploration and development costs and general administrative expenses for the years ended December 31, 1995 and 1994 are as follows:

					  1995            1994
					  ----            ----
	Exploration costs                   958           11,108
	Development costs               303,628        1,194,601

(3)  SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

     Total proved and proved developed oil and gas reserves of the Century Properties for the periods presented have been estimated based on reserve estimates prepared by Netherland Sewell, Inc. as of January 1, 1996 and the Hise Company as of January 1, 1995. The future net cash flows from production of these proved reserve quantities were computed by applying current prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) as of January 1, 1996 and 1995 estimated future production of proved oil and gas reserves less the estimated future expenditures (based on current costs) as of January 1, 1996 and 1995 to be incurred in developing and producing the proved reserves. Income taxes were calculated without consideration of any remaining historical cost basis of the Century Properties. The Century Properties are located in the state of Louisiana.

						      (Continued)

               THE CENTURY PROPERTIES PURCHASED BY
	      AMERICAN RESOURCES OF DELAWARE, INC.

    NOTES TO STATES OF REVENUES AND DIRECT OPERATING EXPENSES


Estimated Quantities of Oil and Gas Reserves:

					Year ended December 31,
					-----------------------
					   1995         1994
					 --------     --------
					  (mcfe)       (mcfe)
					   ----         ----
Proved reserves:
   Beginning of year                     2,677,268   1,154,438
   Revision of prior year estimate       1,166,594     155,410
   New discoveries and extensions       11,418,014   1,521,074
   Production                             (213,611)   (153,654)
					----------   ---------
   End of year                          15,048,265   2,677,268
					==========   =========

Proved developed reserves:
   Beginning of year                     2,468,691     233,683
   End of year                          10,589,949   2,468,691
					==========   =========

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (in 000s):

					   As of December 31,
					   ------------------
					    1995        1994
					    ----        ----
   Future cash inflows                    $ 36,932      5,953
   Future development costs                 (7,247)      (158)
   Future production costs                  (7,112)      (473)
					  --------      -----
   Future net cash inflows
	before income taxes                 22,573      5,322
   10% discount factor                      (4,819)      (881)
					  --------      -----

   Future income taxes, net of
	discount at 10% per annum           (9,030)    (2,129)
					  --------     ------

   Standardized measure of
       discounted future
       net cash in flows                  $  8,724      2,312
					  ========     ======

						      (Continued)

               THE CENTURY PROPERTIES PURCHASED BY
	      AMERICAN RESOURCES OF DELAWARE, INC.

    NOTES TO STATES OF REVENUES AND DIRECT OPERATING EXPENSES


Changes in Standardized Measure of Discounted Future Net Cash
Flows Relating to Proved Oil and Gas Reserves (in 000s):

					   As of December 31,
					   ------------------
					    1995        1994
					    ----        ----
   Standardized measure, beginning
       of year                            $ 2,312         887
   Revision of quantity estimates           1,626         245
   Extensions and discoveries net of
       future development costs            16,431       2,476
   Changes in estimated future
       development cost                    (4,566)         11
   Sales, net of production costs            (393)       (296)
   Net change in income taxes              (4,275)       (950)
   Change in sales prices                    (130)        252
   Accretion of discount                      385         148
   Changes in production rates
	(timing) and other                 (2,666)       (461)
					  -------       -----

   Standardized measure, end of year      $ 8,724       2,312
					  =======       =====

     PRO FORMA FINANCIAL STATEMENTS

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 1996, is presented assuming that the purchase of certain oil and gas properties, equipment, and assumed lien obligations from Century Offshore Management Corporation occurred on June 30, 1996. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 and the six-month interim period ended June 30, 1996 are presented assuming that the purchase of certain oil and gas properties, equipment, and assumed lien obligations from Century Offshore Management Corporation occurred on January 1, 1995. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995, also assumed the previously reported purchase in early 1996 of certain properties of Arakis occurred on January 1, 1995. The Unaudited Pro Forma Financial Statements have been prepared based on the historical financial statements as of the same date or for the same period as indicated and are not necessarily indicative of the results which would have been obtained had the acquisitions taken place on such dates.

                   AMERICAN RESOURCES OF DELAWARE, INC.
			      AND SUBSIDIARY

	 Unaudited Pro Forma Condensed Consolidated Balance Sheet

			       June 30, 1996


				  American
				 Resources of                 Adjustments                Unaudited
						      --------------------------
				Delaware, Inc.         Debit             Credit          Pro Forma
				--------------         -----             ------          ---------

Current assets:
  Cash                          $   628,422                                628,422(1)          ---
  Accounts and notes
    receivable                    1,892,061                                               1,892,061
  Deferred income taxes,
    prepaid and other               430,231                                                 430,231
				-----------                                              ----------

     Total current assets         2,950,714                                               2,322,292

Net property and equipment       35,522,148           15,552,000(1)                      51,074,148

Other assets                      8,962,926                              6,000,000(1)     2,962,926

     Total assets               $47,435,788                                              56,359,366
				===========                                              ==========

Current liabilities:
  Current installments at
    long-term debt                4,093,048                                500,000(1)     4,593,048
  Unearned revenue                1,307,743                                               1,307,743
  Accounts payable                1,518,241                                               1,518,241
  Other current liabilities         667,765                              1,052,000(1)     1,719,765
				-----------                                              ----------

     Total current liabilities    7,586,797                                               9,138,797
				-----------                                              ----------

Long-term debt, excluding
  current maturities             13,255,096                              3,371,578(1)    20,626,674
									 4,000,000(1)

Deferred income taxes and other   3,210,365                                               3,210,365

Unearned revenue                  2,878,204                                               2,878,204

Stockholders' equity             20,505,326                                              20,505,326
				-----------                                              ----------

     Total liabilities and
	stockholders' equity    $47,435,788                                              56,359,366
				===========                                              ==========

(1) To record the acquisition of the properties, assuming the cash portion of purchase price was paid out of the June 30, 1996 cash balance and borrowings under the Company's existing line of credit were used to finance the remainder of the cash portion. The Company incurred a note payable to Century in conjunction with the acquisition. The Company has the option to pay the note in cash or in shares of common stock at $3.00 per share value. The purchase price was allocated as follows:


	  Cost paid at closing                                  $ 4,000,000
	  Permitted liens assumed                                 1,052,000
	  Issuance of Note Payable to Century                     4,000,000
	  Exchange of Note Receivable                             6,000,000
	  Obligation to Directors for portion of
	    Century Note transferred                                500,000
								 ----------

								$15,552,000
								===========

                   AMERICAN RESOURCES OF DELAWARE, INC.
			      AND SUBSIDIARY

    Unaudited Pro Forma Condensed Consolidated Statement of Operations

		   For the year ended December 31, 1995


			      American
			    Resources of       Arakis           Century                      Adjustments               Unaudited
										    ---------------------------
			   Delaware, Inc.    Properties        Properties           Debit             Credit           Pro Forma
			   -------------     ----------        ----------           -----             ------           ---------

Revenues                   $17,214,299            910,486            477,223                                           18,602,008

Expenses                    14,421,916            305,160             84,253        1,565,573(1)                       16,376,902

Administrative expenses      2,364,389                ---                                 ---(2)                        2,364,389

Deferred compensation
  and employee severance
  expense                    1,488,259                ---                                                               1,488,259
			   -----------       ------------      -------------                                           ----------

   Operating income (loss)  (1,060,265)           605,326            392,970                                           (1,627,542)

Other income, net            1,469,731                ---                           1,236,766(3)                          232,965
			   -----------       ------------      -------------                                           ----------

   Income before income
    tax expense                409,466            605,326           392,970                                            (1,394,577)

Income tax expense             143,313                ---                                             143,313(4)              ---
			   -----------       ------------      ------------                                            ----------

   Net income loss         $   266,153            605,326           392,970                                            (1,394,577)
			   ===========       ============      ============                                            ==========

Per common share:
  Primary                  $      0.07                                                                                      (0.34)
			   ===========                                                                                 ==========

Weighted average number
  of common shares and
  common share equivalents
  outstanding                4,067,677                                                                                  4,067,677
			   ===========                                                                                 ==========

  Fully diluted            $      0.05
			   ===========

Weighted average number
  of common shares and
  common share equivalents
  outstanding                5,722,432
			   ===========

(1) To record pro forma depletion and depreciation expense on the Arakis and Century properties acquired.

(2) The Company does not anticipate incurring additional administrative expenses in the management of these properties.

(3) To record pro forma interest expense on additional borrowings which would have been required to finance the cash portion of the purchase of the Arakis and Century properties and the assumption of certain liabilities. This assumes no issuance of stock to Century.

(4)  To adjust pro forma income tax expense.

                   AMERICAN RESOURCES OF DELAWARE, INC.
			      AND SUBSIDIARY

    Unaudited Pro Forma Condensed Consolidated Statement of Operations

		  For the six-months ended June 30, 1996



				    American
				   Resources of     Century             Adjustments          Unaudited
								   ---------------------
				  Delaware, Inc.   Properties      Debit          Credit     Pro Forma
				  --------------   ----------      -----          ------     ---------

Revenues                          $16,101,952          854,821                               16,956,773

Expenses                           14,075,398          370,399     278,118(1)                14,723,915

Administrative expenses               927,618              ---         ---(2)                   927,618
				  -----------      -----------                               ----------

     Operating income (loss)        1,098,936          484,422                                1,305,240

Other income (expense), net          (253,012)             ---     429,970(3)                  (682,982)
				  -----------      -----------                               ----------

     Income before income
	tax expense                   845,924          484,422                                  622,258

Income tax expense                    324,746              ---                    75,806(4)     248,940
				  -----------      -----------                               ----------

     Net income                   $   521,178          484,422                                  373,318
				  ===========      ===========                               ==========

Per common share:
  Primary                         $      0.09                                                      0.06
				  ===========                                                ==========

Weighted average number of
  common shares and common
  share equivalents outstanding     5,991,679                                                 5,991,679
				  ===========                                                ==========

  Fully diluted                   $      0.08                                                      0.06
				  ===========                                                ==========

Weighted average number of
  common shares and common
  share equivalents outstanding     6,417,791                                                 6,417,791
				  ===========                                                ==========


(1) To record pro forma depletion and depreciation expense on the Century properties acquired.

(2) The Company does not anticipate incurring additional administrative expenses in the management of these properties.

(3) To record pro forma interest expense on additional borrowings which would have been required to finance the cash portion of the purchase of the properties. This assumes no issuance of stock to Century.

(4)  To adjust pro forma income tax expense.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

			     AMERICAN RESOURCES OF DELAWARE, INC.



			     By: /s/Jeffrey J. Hausman
				---------------------------------
				Jeffrey J. Hausman

			     Its: Chief Financial Officer

Dated:   September 16, 1996
      ------------------------

                                                      EXHIBIT "A"

		    CAPITALIZATION AGREEMENT
			       AND
	   TERMINATION OF PURCHASE AND SALE AGREEMENT


     This CAPITALIZATION AGREEMENT AND TERMINATION OF PURCHASE AND SALE AGREEMENT (the "Agreement") entered into this 31st day of August, 1996, by and between SOUTHERN GAS CO. OF DELAWARE, INC. ("Southern"), AMERICAN RESOURCES OF DELAWARE, INC. ("ARI"), and CENTURY OFFSHORE MANAGEMENT CORPORATION ("Century").

			    RECITALS
			    --------

     WHEREAS, the parties entered into a certain Purchase and Sale Agreement dated July 3, 1996, which provided for the acquisition by Southern of certain contractual rights from Century, in salt domes located in the state of Louisiana (the "Salt Dome Agreement"); and

     WHEREAS, the parties have elected to terminate the Salt Dome
Agreement; and
     WHEREAS, Southern and ARI have contributed capital to Century to purchase a portion of Century's contract rights to acquire leasehold interests in oil and gas properties located in the Gulf Coast region; and
     WHEREAS, the parties wish to memorialize the contribution made by Southern and ARI and to identify the contract rights acquired from Century.
     NOW THEREFORE, in consideration of mutual covenants and conditions contained herein and the parties agree as follows:

			    ARTICLE I
     1.01 Termination of Agreement.  The parties hereby terminate
	  ------------------------
the Salt Dome Agreement entered into by the parties on July 3, 1996. The parties further release and forever discharge each other from the respective obligations and responsibilities under the Salt Dome Agreement and acknowledge that no further obligations and responsibilities exist among the parties pertaining thereto.

                           ARTICLE II
		   ALLOCATION OF CONTRIBUTION
		   --------------------------
     2.01 Allocation of Contribution.  Century acknowledges that
	  --------------------------
it has received Four Million Five Hundred and Nine Thousand Dollars ($4,509,000) from Southern and ARI, for the purpose of acquiring certain contract rights owned by Century to acquire leasehold interests in properties identified as the White Castle Dome, Bayou Bouillon, and Plumb Bob salt domes (the "Salt Domes"). The allocations of the above-referenced capital contribution among the Salt Domes are as follows:

      Property         Capital Contribution   Interest Percentage
      --------         --------------------   -------------------

  White Castle Dome        $2,875,000.00             9.45%
  Bayou Bouillon           $1,000,000.00             6.1538%
  Plumb Bob                $  634,000.00             5.5928%

     2.02 Assignment of Interests.  That Century hereby agrees to
	  -----------------------
execute any and all documents necessary to evidence the assignment of the above-referenced contract rights to Southern and will agree to provide Southern access to any and all information within its possession or control necessary for Southern to review and evaluate the Salt Domes.
     2.03 Burdens on Salt Domes.  Southern specifically agrees
	  ---------------------
that it has acquired the above contract rights in the Salt Domes subject to all the terms and provisions of the agreements described hereinbelow and, except as set forth hereinbelow, Southern agrees to bear its share of Century's obligations, as set forth in each of these agreements:
	  (a)  Plumb Bob Salt Dome Contract Rights.
	       -----------------------------------

	       (1) That certain unrecorded Letter Agreement dated February 5, 1996, by and between Century and Aegis Energy, Inc.
	       (2) That certain unrecorded agreement dated May 6, 1996, by and between Century and St. Martin Land Company.

	  (b)  Bayou Bouillon Salt Dome Contract Rights.
	       ----------------------------------------

	       (1)  That certain unrecorded agreement dated
		    January 12, 1996, by and between Century and
		    Aegis Energy, Inc., which agreement includes, among other provisions, an area of mutual interest.
	  (c)  White Castle Dome Contract Rights.
	       ---------------------------------

	       (1) Letter Agreement dated September 27, 1995, by and between TexStar North American, Inc. and Century.
	       (2) 3-D Seismic Exploration Agreement, White Castle Area, Iberville Parish, Louisiana, dated effective as of December 1, 1994, by and between TexStar North America, Inc. and Shell Western E&P Inc.
	       (3) Supplemental Agreement dated December 22, 1995, by and between TexStar North American, Inc., Century, ARI (as hereinafter defined), and Cheyenne Petroleum Company.
     2.04 Consents.  Century has obtained, where applicable, all
	  --------
required consents to assign a portion of its contract rights in the Salt Domes. Furthermore, there are no waivers of preferential rights necessary for the valid assignment of Century's contract rights to the Salt Domes to Southern and there are no preferential purchase rights or calls on production with respect to the production from the Salt Domes.
     2.05 Seismic.  Century agrees and stipulates that Southern
	  -------
shall not be responsible for any costs associated with the obtaining of 3-D seismic data necessary for the evaluation of the Salt Domes.

     IN WITNESS THEREOF, the parties have executed this Agreement as of the date first above mentioned.

			 SOUTHERN GAS CO. OF DELAWARE, INC.



			   /s/Rick G. Avare
			 ----------------------------------------
			 BY:  RICK G. AVARE
			 ITS: CHIEF OPERATING OFFICER



			 AMERICAN RESOURCES OF DELAWARE, INC.



			  /s/Rick G. Avare
			 ----------------------------------------
			 BY:  RICK G. AVARE
			 ITS: PRESIDENT



			 CENTURY OFFSHORE MANAGEMENT CORPORATION



			  /s/Howard A. Settle
			 ----------------------------------------
			 BY:  HOWARD A. SETTLE
			 ITS: PRESIDENT

                                                      EXHIBIT "B"

		  AMENDMENT TO SOUTH TIMBALIER
		   PURCHASE AND SALE AGREEMENT


     This AMENDMENT TO SOUTH TIMBALIER PURCHASE AND SALE
AGREEMENT (this "First Amendment") is made and entered into this 31st day of August, 1996, between SOUTHERN GAS CO. OF DELAWARE,
INC. ("Southern"), AMERICAN RESOURCES OF DELAWARE, INC. ("ARI"), and CENTURY OFFSHORE MANAGEMENT CORPORATION ("Century").

			    RECITALS
			    --------

     WHEREAS, Century, Southern, and ARI entered into a Purchase and Sale Agreement to acquire certain interests of Century in the South Timbalier 148 block, dated July 3, 1996 (the "Agreement") and,
     WHEREAS, the parties are desirous of amending the Agreement in the particulars hereinafter set forth;
     NOW, THEREFORE, in consideration of mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this First Amendment, the parties hereto agree as follows:

			    ARTICLE I
			   DEFINITIONS
			   -----------
     1.01 Terms Defined Above.  As used herein, each of the terms
	  -------------------
"Agreement," "Southern," "ARI," "Century," and "First Amendment"
 ---------    --------    ---    -------        ---------------
 shall have the meaning assigned to such term hereinabove.
     1.02 Terms Defined in Agreement.  As used herein, each term
	  --------------------------
defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.03 References.  References in this First Amendment to
	  ----------
Article or Section numbers shall be to Articles and Sections of this First Amendment, unless expressly stated herein to the contrary. References in this First Amendment to "hereby," "herein," "hereinafter," "hereinabove," hereinbelow," "hereof," and "hereunder" shall be to this First Amendment in its entirety and not only to the particular Article or Section in which such reference appears.
     1.04 Article and Sections.  This First Amendment, for
	  --------------------
convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this First Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.
     1.05 Number and Gender.  Whenever the context requires,
	  -----------------
reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

			   ARTICLE II
			   AMENDMENTS
			   ----------
     Southern, ARI, and Century hereby amend the Agreement in the following particulars:
     2.01 Amendment of Section 1.03(b).  Section 1.03(b) of the
	  ----------------------------
Agreement is hereby amended in its entirety to read as follows:

     "1.03(b) Southern shall on or before August 31, 1996, pay to Century the sum of Two Million Dollars ($2,000,000.00) by wire transfer or by the issuance and delivery to Century of shares of duly authorized and restricted common stock of ARI, (the "ARI Stock") at a value of $3.00 per share or any combination of wire transfer and stock equal to $2,000,000.00. Southern shall on or before September 30, 1996, pay to Century the additional sum of Two Million Dollars ($2,000,000.00) by wire transfer or by the issuance and delivery to Century of shares of duly authorized and restricted common ARI Stock, at a value of $3.00 per share or any combination of wire transfer and stock equal to $2,000,000.00. (The payments of $2,000,000.00 on or before August 31 and September 30, 1996 shall be referred to collectively as the "Installment Payments"). Southern and ARI shall use their best efforts to raise equity monies to fund the full cash payment of the Installment Payments. To the extent the ARI Stock is delivered to Century, ARI, at its own cost and expense, will prepare and file at the earliest practicable time pursuant to reasonable and prudent business practice, Form S-3, a registration statement (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") complying with all the requirements of the Securities Act applicable thereto for the purpose of registering the ARI Stock described above. ARI shall use its best efforts to cause the Registration Statement to become effective as soon as practicable, to qualify the ARI Stock under the securities or blue sky laws of any and all such jurisdictions as the parties may reasonably agree and to keep the Registration Statement and such qualifications current and in effect for a period of time not to exceed two years."
     2.02 Amendment of Section 1.03(d).  Section 1.03(d) of the
	  ----------------------------
Agreement is hereby amended in its entirety to read as follows:

     "1.03(d) Southern shall pay and satisfy in full and obtain full and complete releases, which releases shall be properly recorded in the appropriate courthouses and governmental offices, on or prior to September 30, 1996, those Permitted Liens, identified as Grasso Production Management, Inc., Offshore Logistics, Inc., and Coastwise Marine Service Centers, and on or prior to November 15, 1996, the remaining Permitted Liens, which are described on Exhibit "F", shall be satisfied. Southern shall reimburse Century for all payments made by Century on the Permitted Liens after July 3, 1996."
     2.03 Amendment of Section 1.03(e).  Section 1.03(e) of the
	  ----------------------------
Agreement is hereby amended in its entirety to read as follows:
     "1.03(e) Subject to the approval and consent of Den norske Bank, which Southern will use its best efforts to obtain, Southern agrees to advance to Century as a loan the sum of Three Million Dollars ($3,000,000.00) in equal amounts of one million per advance commencing September 1, 1996, and continuing monthly until the full advance is made, if Southern has the ability to fund said advances from cash flow or an equity raise-up, in compliance with the Credit Facility Agreement between Southern and Den norske Bank. Said advances shall be evidenced by a series of promissory notes (the "Advanced Notes") executed and delivered to Southern upon each advancement. The Advanced Notes shall be due and payable on December 31, 1997, and shall bear interest at the rate of ten percent (10%), with interest payable monthly. Southern shall have the right to convert this indebtedness into working interest in certain salt dome projects of Century at a conversion price per unit to be determined by the parties."
     2.04 Amendment of Section 1.10.  Section 1.10 of the
	  -------------------------
Agreement is hereby amended in its entirety to read as follows:

     "1.10 ARI shall have the option to require a merger between Century and ARI (provided that all necessary approvals for such merger are obtained) in accordance with the terms and conditions to be agreed to by the parties in a definitive merger agreement to be executed by the parties no later than June 30, 1997. Although specific terms and conditions of the merger shall be set forth in the definitive agreement, the following terms shall be required provisions of the definitive agreement: (i) ARI's exclusive option to merge with Century shall be exercised no later than June 30, 1997; (ii) at such time that ARI exercises its option to merge, Century shall have the right to select the date for valuation of the oil and gas properties of Century and ARI ("Valuation Date"), the Valuation Date to be no later than December 31, 1997; (iii) the merger shall become effective within ninety (90) days after the Valuation Date, which may be extended if approval of ARI's or Century's shareholders or other consents are necessary to consummate the merger; (iv) the merged company shall be able to adopt the full cost method of accounting for its oil and gas properties, as defined by the Financial Accounting Standards Board; (v) the respective values for ownership determination of the merged company of both Century and ARI shall be based on the audited book value of each company, such audit to be conducted by an accounting firm acceptable to the other party, less the book value of the oil and gas reserves plus the PV10 value of each company's oil and gas reserves as determined by Netherland, Sewell & Associates, Inc. on the Valuation Date, using consistent pricing; (vi) a favorable fairness opinion must be received by ARI prior to merger; (vii) on the Valuation Date, all outstanding options and warrants issued by ARI, which exercise price is equal to or less than the ARI common stock bid price on the Valuation Date, shall be considered common shares of ARI, and added to the value of ARI applying the respective exercise price of each warrant and option, for the purpose of determining the number of common shares to be issued to Century in the merged company based on the valuation as determined in accordance with (v) above. Furthermore, no options or warrants shall be issued by ARI from the Valuation Date to the date of merger without the prior written approval of Century. If ARI elects to merge, Century shall receive additional value at the time of merger based on a valuation equal to the average closing price per share of ARI's stock over the twenty (20) business days preceding the Valuation Date less Four Dollars ($4.00) per share (if the difference is a positive number) times 1,500,000. If ARI elects not to merge, Century shall receive shares of ARI stock, no later than August 31, 1997, to be registered as specified in Section 2.01 of this First Amendment, equal in value to the average closing price per share of ARI's stock over the twenty (20) business days preceding June 30, 1997 ("Determination Price"), less Four Dollars ($4.00) per share (if the difference is a positive number) times 1,500,000 ("Determination Value"). The number of shares to be issued to Century shall be the Determination Value divided by the Determination Price."
			   ARTICLE III
		 REPRESENTATIONS AND WARRANTIES
		 ------------------------------
     3.01 Reaffirmation of Representations and Warranties.  The
	  -----------------------------------------------
parties hereby expressly re-make all representations and warranties set forth in the Agreement, and represent and warrant that all such representations and warranties remain true.
Century hereby stipulates and agrees that the acceptance by Southern and ARI of Century's counsel's opinion shall not constitute a waiver by either Southern or ARI of Century representations and warranties that the Assets conveyed hereunder are done so free and clear of any liens, claims, or encumbrances except for the Permitted Liens. Century reaffirms those indemnity provisions of the Agreement and agrees to indemnify Southern and ARI from any claims made by any creditors of Century against the Assets or the proceeds therefrom.

                           ARTICLE IV
			  MISCELLANEOUS
			  -------------
     6.01 Scope of Amendment.  The scope of this First Amendment
	  ------------------
is expressly limited to the matters addressed herein and this First Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this First Amendment.
     6.02 Agreement as Amended.  All references to the Agreement
	  --------------------
in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.
     6.03 Parties in Interest.  All provisions of this First
	  -------------------
Amendment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.
     6.04 Rights of Third Parties.  All provisions herein are
	  -----------------------
imposed solely and exclusively for the benefit of the parties, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the parties at any time if in their sole discretion they deem it advisable to do so.
     6.05 Entire Agreement.  THIS FIRST AMENDMENT CONSTITUTES THE
	  ----------------
ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FIRST AMENDMENT, THE AGREEMENT, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF

THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE
PARTIES.

     IN WITNESS THEREOF, the parties have executed this Amendment as of the date first above mentioned.

			SOUTHERN GAS CO. OF DELAWARE, INC.



			 /s/Rick G. Avare
			---------------------------------------
			BY:   RICK G. AVARE
			ITS:  CHIEF OPERATING OFFICER



			AMERICAN RESOURCES OF DELAWARE, INC.



			 /s/Rick G. Avare
			----------------------------------------
			BY:   RICK G. AVARE
			ITS:  PRESIDENT



			CENTURY OFFSHORE MANAGEMENT CORPORATION



			 /s/Howard A. Settle
			---------------------------------------
			BY:   HOWARD A. SETTLE
			ITS:  PRESIDENT